United States
                  Securities and Exchange Commission
                         Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 1997


                           ZONIC CORPORATION
                           __________________
         (Exact name of registrant as specified in its charter)


Ohio                                0-12283            31-0791199
____                                _______            __________
(State or other jurisdiction of     (Commission      (I.R.S. Employer
incorporation or organization )     file number)     (Identification No.)

Park 50 TechneCenter, 50 W. TechneCenter Drive, Milford, Ohio  45150-9777
__________________________________________________________________________
(Address of principal Executive offices)

Registrant's telephone number, including area code (513) 248-1911

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Item 2.  Acquisition or Disposition of Assets.

     On January 14, 1997, Zonic Corporation (the "Company"), sold its Zeta technology and software (the "Zeta Technology") to A&D Company, Ltd., a Japanese corporation located in Tokyo, Japan ("A&D"), pursuant to a Confidential "Zeta Technology" Sale Agreement between A&D and the Company dated December 31, 1996, and related letters (the "Agreement"). The transaction was effective as of December 31, 1996. The principal assets disposed of included the core software (inclusive of its micro code), all the application software and associated techniques and know-how employed within the collection of software that the Company has developed and designed for its System 7000 and WS 7000 product lines. This includes the Zeta phased sine, Zeta data manager, Zeta intensity and Zeta rotating machinery. Under the terms of the Agreement, the Company retains the right to distribute the Zeta Technology internationally in exchange for a royalty payment to A&D in the amount of 15% of the proceeds of the sale of the Zeta Technology.

     The sale price was $3.5 million and consisted of (i) two notes, one in the amount of $900,000 due on March 31, 1997 and one in the amount of $1.5 million due on June 30, 1997, the proceeds of which will be used upon receipt to pay down the Company's outstanding bank debt; (ii) a $530,000 set-off against accounts payable owed to A&D by the Company; and (iii) a $570,000 set-off against loans A&D extended to the Company under a credit agreement between the parties. In addition, A&D forgave $118,000 in accrued interest on loans it has made to the Company. The sale price was determined through arm's-length negotiations between the parties based on the value of the Zeta Technology and the amount of indebtedness the Company felt it needed to retire. A&D owns approximately 28.6% of the Company's outstanding common stock. A&D is also the exclusive marketing agent for the distribution of the Company's products in Japan. The Company and a subsidiary of A&D are equal 50% owners of a sales and marketing joint venture for the distribution of A&D and the Company's products in North and South America. Furthermore, Shoiche Sekine, a director, Executive Vice President and Secretary of the Company is a director of A&D.

Item 7.  Financial Statements and Exhibits.
_______  __________________________________

    (c)  Exhibits
                                                              Filed
                                                              Herewith
                                                              (Page No.)
                                                              __________
            Exhibit
            _______

            10.1       Confidential "Zeta Technology" Sale
                       Agreement between A&D and the
                       Company dated December 31, 1996
                       and Related Letters                     4 to 14

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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZONIC CORPORATION

By:  /s/ James B. Webb,
     ________________________
     President

Date: January 29, 1997

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EXHIBIT 10.1

                             CONFIDENTIAL

"Zeta Technology" Sale Agreement

     This agreement is made and entered into as of this 31st day of December, 1996 (closing date) by and between A&D Company, Ltd., a Japanese Corporation, having its principal place of business at 3-23-14 Higashi-Ikebukuro, Toshima-ku, Tokyo 170, Japan (hereinafter called "A&D") and Zonic Corporation, an Ohio Corporation having its principal place of business at 50 West TechneCenter Drive, Milford, Ohio 45150, U.S.A. (hereinafter called "ZONIC")>

     Whereas, the technology knows as "ZETA," which ZONIC has developed, designed and possessed.

     Whereas, A&D expresses a willingness to purchase "ZETA TECHNOLOGY," and Zonic expresses a willingness to sell "ZETA TECHNOLOGY to A&D.

     Now, therefore, in consideration of mutual convenants herein set forth, the parties hereto hereby agree as follows:

Article 1 Definition

    The know-how of "ZETA" which ZONIC shall sell and deliver to A&D, is defined as follows:

     The core software (inclusive of its micro code) all the application software and associated techniques and know-how employed and embodied within the collection of software which ZONIC has developed and designed for system 7000 and WS7000.

     This includes, but is not limited to the following:

Z-Core
ZPS:     ZETA Phased Sine
ZDM:     ZETA Data Manager
ZIMTEM:  ZETA Intensity
Z-ROM:   ZETA Rotating Machinery

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Article 2.  Disclosure

Zonic shall disclose all the technology and know-how concerning "ZETA TECHNOLOGY" as defined in Article 1 upon demand from A&D.

Article 3.  Methods of Transfer
Zonic shall submit the relevant information as agreed in the above by the following methods.

1. Submission by all the specifications, instruction manuals and the documents relevant to the technology.

2. Submission by the electronic media which includes the relevant software (micro codes).

3.  Technology transfer by Zonic's software engineers.
    A. By responding to inquires from A&D in writing, telephone calls and visits.
    B. Transfer of know-how by visits of ZONIC's engineers to A&D (Japan). A&D has the right to demand ZONIC to send their relevant engineers for up to 60 days and up to 10 accumulated visits.

Article 4.  Follow-up Period

     A&D has the right to demand the disclosure of the relevant information based on this agreement for three years following closing date.

Article 5.  Payment

     A&D agrees to pay to ZONIC an amount of U.S. $3,500,000 for "ZETA TECHNOLOGY." The payment method shall be set separately.

Article 6.  Use of Trade Mark

     A&D has the right to use the trade marks relevant to this agreement which Zonic possesses except "ZONIC" itself.

Article 7.  Application of know-how

     A&D has the right to use the know-how acquired under this agreement for any products which A&D has designed and manufactured so far, and will design and manufacture in the future and also has the right to market and sell the products to any customer including to OEM's.

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Article 8.  Use of Patents

     ZONIC shall allow A&D to use all the patents relevant to this agreement, free of charge.

Article 9.  Infringement of Patents

     1. ZONIC guarantees that the know-how provided under this agreement shall not infringe on any patents of third parties.

     2. In the event that ZONIC and/or A&D faces or has the potential of facing a lawsuit provoked by a third party concerning the patents mentioned in the above, ZONIC shall inform A&D of such occurrences in writing, and do all in their power at their own reasonable expense to protect A&D from any damages.

Article 10.  Zonic's Responsibility

     A&D has no obligation nor responsibility for any products or any variants of ZETA TECHNOLOGY previously employed by ZONIC on or before closing date.

     Any claim, any request for repair or maintenance service and after care, including up grades to those products which ZONIC provided customers on or before closing date, should be dealt with by ZONIC.

Article 11.  ZONIC's Representation

     Zonic hereby represents and warrants that:

     1. It has owned "ZETA Technology" free from any liens, encumbrances or security interest and may sell, assign and transfer "ZETA TECHNOLOGY" freely.

     2. The execution, delivery and performance by ZONIC of this agreement is within the corporate powers of ZONIC having been duly authorized by all necessary corporate action, and do not violate, contravene or conflict with or result in a breach of any agreement, contract or document to which it is a party or by which it is bound or its properties or assets is affected: and,

     3. This agreement when duly executed, delivered will constitute a legal valid and binding obligation of ZONIC, enforceable in accordance with its terms.
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Article 12.  A&D's Representation

     A&D hereby represents and warrants that:
     1. The execution, delivery and performance by A&D of this agreement is within the corporate powers of A&D having been duly authorized by all necessary corporate action, and do not violate, contravene or conflict with or result in a breach of any agreement, contract or document to which it is a party of by which it is bound or its properties or assets is affected, and

     2. This agreement when duly executed, delivered will constitute a legal valid and binding obligation of A&D, enforceable in accordance with its terms.

Article 13.  Language of Agreement

     This agreement shall be made in both Japanese and English, and in the event a discrepancy occurs between the two languages, the agreement in Japanese shall be considered to be original and take priority in any legal actions.

Article 14.  Applicable Law

     This agreement shall be governed by, interpreted and construed in accordance with the laws of Japan.

Article 15.  Court

     Either party shall file to Tokyo District court in Japan in the event of law suit or other legal action between A&D and ZONIC.

     This agreement shall be written in Both Japanese and English, both of which shall be given to each party upon signing.

A&D Company, LTD.                        ZONIC Corporation

By: /s/ Hikaru Furukawa                  By: /s/ James B. Webb
    ___________________                      __________________

    President                                President & CEO
    A&D Company, Limited                     ZONIC Company
    Tokyo, Japan

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December 31, 1996

Zonic Corporation
50 West TechneCenter Drive,
Milford, Ohio 45150
U.S.A.

Gentlemen:

Under "ZETA Technology Sale Agreement" signed on December 31, 1996, we have purchased "ZETA Technology" for the sum of $3,5000,000. Payment shall be done as follows:

     $1,100,000 on December 31, 1996 (closing date) by off-set against A/R and loans.
     $ 900,000 due on March 31, 1997 by promissory note on closing date $1,500,000 due on June 30, 1997 by promissory note on closing date.


Sincerely,

A&D Company, Ltd.

By: /s/ Hikaru Furukawa
   _____________________
   President

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December 31, 1996

Zonic Corporation
50 West TechneCenter Drive
Milford, Ohio  45150 U.S.A.

Gentlemen:

Under Guaranty Agreement signed by A&D Company, Ltd., and Zonic Corporation dated September 30, 1996, Zonic has requested and A&D has provided Guaranty to Nippon Credit Bank totaling U.S. $600,000 under the lien on the assets of Zonic.

Zonic is seeking financial institutions in local instead of Nippon Credit Bank. If Zonic can get enough financing from local financial institutions to repay whole borrowing from N.C.B., then A&D shall release the lien on the assets of Zonic.


Sincerely,


By: /s/ Hikaru Furukawa
    ___________________
    President

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December 31, 1996


Zonic Corporation
50 West TechneCenter Drive,
Milford, Ohio 45150
U.S.A.

Gentlemen:

Under the credit agreement signed by A&D Company, Ltd., and Zonic
Corporation dated December 7, 1992, Zonic has requested and A&D has provided loans balancing U.S. $480,000 and under other consideration U.S. $90,000, making total amount of U.S. $570,000 and you have repaid U.S. $570,000 today.

This will certify that we hereby forgive and waive all accrued, but unpaid interest on the loans made my A&D to Zonic such interest as of December 31, 1996 amount of: US $118,578.

Sincerely,

A&D Company, Ltd.


By: /s/ Hikaru Furukawa
    ___________________
    President

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December 31, 1996


Zonic Corporation
50 West TechneCenter Drive,
Milford, Ohio 45150
U.S.A.

Gentlemen:

On December 31, 1996, Zonic and A&D sign "ZETA Technology" Sale Agreement.

Subject to payment a royalty equal to 15% of the amount Zonic receives from the customer for ZETA software, A&D hereby grants to Zonic to use "ZETA Technology" defined in the article 1 definition of the said "ZETA
Technology" Sale Agreement for the securing sales of Zonic's 7000 series products.

Within a month after end of every quarter Zonic shall pay to A&D total royalty for the quarter with calculation details.

A&D has the right to check Zonic's relevant documents for the purpose of calculation confirmation.

Sincerely,
A&D Company, Ltd.

By: /s/ Hikaru Furukawa
    ____________________
    President

December 31, 1996

Zonic Corporation
50 West TechneCenter Drive,
Milford, Ohio 45150
U.S.A.

Gentlemen:

On December 31, 1996, Zonic and A&D sign "ZETA Technology" Sale Agreement.

It is our understanding that any variants on ZETA Technology previously employed by Zonic in conjunction with its machinery monitoring products line and Medallion products line are not included in the agreement.

Sincerely,

A&D Company, Ltd.

By: /s/ Hikaru Furukawa
    ___________________
    President

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December 31, 1996


Zonic Corporation
50 West TechneCenter Drive,
Milford, Ohio 45150
U.S.A.

Gentlemen:

On December 31, 1996, Zonic and A& D sign "ZETA Technology" Sale Agreement.

Article 3-3-b stipulated that A&D has the right to demand Zonic to send their relevant engineers for up to 60 days and up to 10 accumulated visits.

However, it is A&D's intention that real purpose of the above mentioned agreement is just as you know and A&D will not apply to the article 3-3-b.

Sincerely,

A&D Company, Ltd.

By: /s/ Hikaru Furukawa
    ___________________
    President

Confidential

December 31, 1996

Mr. H Furukawa
A&D Company, Ltd.
3-23-14 Higashi-Ikebukuro
Toshima-ku, Tokyo 170
Japan

This will confirm our agreement that the proceeds from the sale of "ZETA" as provided in the "Zeta Technology Sale Agreement" between A&D Company, Ltd. ("A&D") and Zonic Corporation ("ZONIC") dated December 31, 1996 (the "Sale Agreement") and amounting to $3,500,000 will be applied to:

First:	Payment of accounts payable to A&D as of November  30, 1996
      	Yen 56,711,430 equivalent to US$530,000.

Second:	US$570,000 against loans under the Credit Agreement dated
        December 7, 1992.  (US$480,000 plus other US$90,000)

Third: 	US$2,400,000 partial payment against loans from Ashikaga Bank.

Therefore, ZONIC hereby proposes to A&D that the amount of proceeds of the sale of ZETA and payment of accounts payable, and the loans under the credit agreement, total amounting to US$1,100,000, shall be off-set at the closing date (as defined in the sale agreement). The third payments of US2,400,000 will be applied as follows; upon receipt of funds, US$900,000 will be repaid on March 31, 1997 and US$1,500,000 will be repaid on June 30, 1997 to Ashikaga Bank.


Sincerely,



By:  /s/  James B. Webb
     __________________
President and Chief Executive Officer
Zonic Corporation



JBW/mac
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